RIGHT OF FIRST REFUSAL AND SALE AGREEMENT


     THIS RIGHT OF FIRST REFUSAL AND SALE AGREEMENT (this "AGREEMENT") is made and entered into as of this 15th day of December, 2000, by and among TAG-IT PACIFIC, INC., a Delaware corporation (the "Company"), Hubert Guez, Paul Guez, Commerce Investment Group, LLC, Azteca Production International, Inc., AZT International SA D RL and all other affiliates of these entities (collectively the "Investor") and Colin Dyne ("PRINCIPAL STOCKHOLDER").

                                    RECITALS

     WHEREAS, the Principal Stockholder is the beneficial owner of an aggregate of 648,230 shares of the Common Stock of the Company par value $.001 per share;

     WHEREAS, in connection with the Company's purchase of inventory under that certain Supply Agreement, between the Company and the Investor (the "SUPPLY AGREEMENT"), the Company has agreed to issue to Investor 1,000,000 shares of the Company's Common Stock; and

     WHEREAS, the parties desire to enter into this Agreement in order to grant a right of first refusal sale rights to the Investor.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

1.   DEFINITIONS.

     1.1 "PRINCIPAL STOCKHOLDER STOCK" shall mean shares of the Company's Common Stock now owned or subsequently acquired by the Principal Stockholder by gift, purchase, dividend, option exercise or any other means whether or not such securities are only registered in Principal Stockholder's name or beneficially or legally owned by such Principal Stockholder, including any interest of a spouse in any of the Principal Stockholder Stock, whether that interest is asserted pursuant to marital property laws or otherwise. The number of shares of Principal Stockholder Stock owned by the Principal Stockholder as of the date hereof is set forth on Exhibit B, which Exhibit may be amended from time to time by the Company to reflect changes in the number of shares owned by the Principal Stockholder, but the failure to so amend shall have no effect on such Principal Stockholder Stock being subject to this Agreement.

     1.2 "INVESTOR STOCK" shall mean the shares of the Company's Common Stock now owned or subsequently acquired by the Investor whether or not such securities are only registered in Investor's name or beneficiary or otherwise legally owned by Investor. The number of shares of Investor Stock owned by the Investor as of the date hereof is set forth on Exhibit A, which Exhibit may be amended from time to time by the Company to reflect changes in the number of shares owned by the Investor but the failure to do so will have no effect on such Investor Stock being subject to this Agreement.

     1.3 "COMMON STOCK" shall mean the Company's Common Stock and shares of Common Stock issued or issuable upon conversion of the Company's outstanding preferred stock or exercise of any option, warrant or other security or right of any kind convertible into or exchangeable for Common Stock.

     1.4 For purposes of this Agreement, the term "TRANSFER" shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by request, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Principal Stockholder Stock or Investor Stock.

     1.5 "AFFILIATE" means, with respect to the Investor, any other Investor that, directly or indirectly, controls, is controlled by or is under common control with, such Investor in question. For purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Investor, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Investor, whether through the ownership of voting securities or by contract or otherwise.

2.   TRANSFERS BY INVESTOR.

     2.1 NOTICE OF TRANSFER. If an Investor proposes to Transfer Investor Stock in any transaction or series of related transactions, and Investor has received an offer for such Transfer, then Investor, shall promptly give written notice (the "NOTICE") to the Company and to Principal Stockholder at least forty-five
(45) days prior to the closing of such Transfer. The Notice shall describe in reasonable detail the proposed Transfer including, without limitation, the number of shares of Investor Stock to be transferred, the nature of such Transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the Transfer is being made pursuant to the provisions of Section 3.1, the Notice shall state under which section the Transfer is being made. Such Notice must only be given during the first forty- eight months of this Agreement.

     At any time during the first twenty four months of the term of this Agreement, following receipt of any Notice described in Section 2.1, the Company shall have 30 days during which to exercise the right to purchase all the Investor Stock subject to such Notice on the same terms and conditions as set forth therein. The Company's purchase right shall be exercised by written notice signed by an officer of the Company (the "COMPANY NOTICE") and delivered to the Investor. Any Investor Stock so purchased shall thereupon be cancelled and cease to be issued and outstanding shares of the Company's Common Stock

     2.2 PROHIBITION ON SALE; COMPANY RIGHT OF FIRST REFUSAL.

     (a) During the first 24 months of the term of this Agreement (the "HOLDING PERIOD"), other than pursuant to a Transfer in accordance with Section 3.1 or
Section 2.3 below, Investor shall not make any Transfer of Investor Stock. During the following two successive twelve

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month periods (i.e. 24 months to 36 months and 36 to 48 months) following issuance of the Investor Stock, each Holder shall be entitled to sell one-half of its shares of Investor Stock per l2 month period.

     (b) Notwithstanding anything set forth herein, to the extent Investor Stock is transferable pursuant to Section 2.2(a), 2.3 or 3.1 hereof, (i) the Investor Stock shall remain subject to "restricted" stock requirements of Section 4(1) of the Securities Act of 1933, as amended and (ii) any such Transfer shall be conditioned upon the Company's receipt from such transferee of a written agreement to be bound by the terms of this Agreement and the terms of the Voting Agreement (the "Voting Agreement"), dated as of the date hereof (Investor and any such transferee shall be referred to as "HOLDER"), PROVIDED, HOWEVER, that subsequent to the Holding Period, any purchaser receiving Investor Stock pursuant to an unsolicited broker assisted public sale of such Investor Stock shall not be required to become a party to the Voting Agreement or subject to the terms of this Agreement.

     2.3 INVESTOR DRAG ALONG. In the event that Principal Stockholder desires to sell Principal Stockholder Stock in connection with any transaction involving a sale of stock or assets of the Company or a merger, consolidation, share exchange or reorganization of the Company as a consequence of which the stockholders of the Corporation before such transaction own less than 50% of the equity interests in the Company, Principal Stockholder shall have the right, exercisable upon written notice to Investor (a "DRAG ALONG NOTICE") to cause Investor to sell the Investor Stock on the same terms and conditions as the Principal Stockholder to the proposed transferee concurrently with, the sale of the Principal Stockholder Stock. Upon receipt of the Drag Along Notice, Investor shall provide Principal Stockholder with such documents as shall be reasonably required to Transfer the Investor Stock.

3.   EXEMPT TRANSFERS.

     3.1 Notwithstanding the foregoing, the first refusal rights of the Company shall not apply to (i) any transfer to the ancestors, descendants or spouse or to trusts for the benefit of such persons or the Investor, or to any Affiliate of Investor and (ii) any pledge of Investor Stock made pursuant to a BONA FIDE loan transaction that creates a mere security interest; PROVIDED that in the event of any transfer made pursuant to one of the exemptions provided by clauses
(i), and (ii), (A) the Investor, as the case may be, shall inform the Company of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall furnish the Company with a written agreement to be bound by and comply with all provisions of Section 2 and in the case of clause
(i) only, the Voting Agreement. Such transferred Investor Stock shall remain "INVESTOR STOCK," as the case may be, hereunder, and such pledgee, transferee or donee shall be treated as "INVESTOR," as the case may be, for purposes of this Agreement. Notwithstanding the provisions of Section 3.1(ii) in connection with a sale following a foreclosure on the entire business of one of the principal entities of the Guez Group, such Investor Stock shall still be subject to the right of first refusal requirements of 2.1 hereof provided that the notice period in such event shall be thirty (30) days (a "BANK FORECLOSURE").

4.   CALL OPTION.

     4.1 CALL OPTION. In the event of a Prohibited Transfer that violates the first refusal right described in Section 2, the Company shall have the right to repurchase from the transferee any or all of the Investor Stock sold to such person by the Investor. Such option shall be exercisable in accordance with the following provisions:

     (A) The option price shall be equal to the purchase price per share which the transferee paid to the transferring Investor for the acquisition of such shares.

     (B) The option shall be exercisable by written notice delivered to the transferee within thirty (30) calendar days after the Company is notified of the sale in contravention of its rights. The notice shall specify the number of shares for which the option is being exercised and the payment of the option price for such shares shall be made to the transferee within thirty (30) days after delivery.

     (C) Upon payment of the option price, the transferee shall deliver the Company one or more certificates, properly endorsed for transfer, representing the number of shares of Investor Stock for which the Company has exercised such option.

5.   LEGEND.

     5.1 Each certificate representing shares of Investor Stock now or hereafter owned by Investor or issued to any person in connection with a transfer pursuant to Section 3.1 hereof shall be endorsed with the following legend:

         "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND BETWEEN THE SHAREHOLDER, THE COMPANY AND CERTAIN HOLDERS OF STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

     5.2 Investor agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 5.1 above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

6.   MISCELLANEOUS.

     6.1 CONDITIONS TO EXERCISE OF RIGHTS. Exercise of each of the parties' rights under this Agreement shall be subject to and conditioned upon compliance with applicable laws.

     6.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

        6.3 AMENDMENT. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of each of the parties hereto and their assignees, pursuant to Section 6.4 hereof.

        6.4 ASSIGNMENT OF RIGHTS. This Agreement constitutes the entire agreement between the parties relative to the specific subject matter hereof. Any previous agreement among the parties relative to the specific subject matter hereof is superseded by this Agreement. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

        6.5 TERM. This Agreement shall continue in full force and effect from the date hereof until the date of the closing of a sale, lease, or other disposition of all or substantially all of the Company's assets or the Company's merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, PROVIDED that this Section 6.5 shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company .

        6.6 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

        6.8 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

        6.9 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable fees, costs and expenses of appeals.

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        6.10 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto, along with the Supply Agreement and each of the Exhibits thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

        6.11 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     The foregoing RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT is hereby executed as of the date first above written.

COMPANY:

TAG-IT PACIFIC, INC.

/S/ COLIN DYNE
--------------------------------
By::
Title:


PRINCIPAL STOCKHOLDER:

/S/ COLIN DYNE
--------------------------------
      Colin Dyne


INVESTOR:


AZTECA PRODUCTION INTERNATIONAL, INC.

/S/ HUBERT GUEZ
--------------------------------
By:
Title:


HUBERT GUEZ

/S/ HUBERT GUEZ
--------------------------------


PAUL  GUEZ

/S/ PAUL GUEZ
--------------------------------

COMMERCE INVESTMENT GROUP, LLC

/S/ HUBERT GUEZ
--------------------------------
By:
Title:


AZT INTERNATIONAL SA D RL

/S/ HUBERT GUEZ
--------------------------------
By:
Title:

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                                    EXHIBIT A

                                LIST OF INVESTORS


                                                        SHARES OF INVESTOR
NAME OF INVESTOR                                               STOCK
---------------------------------------------------    ----------------------

                                    EXHIBIT B

                         LIST OF PRINCIPAL STOCKHOLDERS


                                                         SHARES OF PRINCIPAL
NAME OF PRINCIPAL STOCKHOLDERS                            STOCKHOLDER STOCK
----------------------------------------------------    ----------------------

                                 SPOUSAL CONSENT


        [PLEASE PROVIDE TO COVER CALIFORNIA COMMUNITY PROPERTY INTERESTS]